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EXHIBIT 10.9      1997 INCENTIVE COMPENSATION PLAN - ANNUAL BONUS INCENTIVE


1997 Total Annual Revenue            Bonus X Factor
                    not continuous

         $ 8,500,000                        0.25
         $ 9,000,000                        0.50
         $ 9,500,000                        0.75
         $10,000,000                        1.00
         $10,500,000                        1.30
         $11,000,000                        1.60
         $11,500,000                        1.90
         $12,000,000                        2.20
         $12,500,000                        2.50
                    not continuous

Bonus Amounts for Executives based on Bonus Factor of 1.00

          Roy J. Dimoff              President and CEO          $  30,000
          Christopher K Phillips     Vice President                20,000
          Nancy Phillips             Vice President                20,000
          Kevin Loud                 Vice President                20,000
          D. Kirk Roberts            Chief Financial Officer       16,000
          Employees                                               153,000

          Total                                                 $ 259,000